SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
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              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          COMMISSION FILE NO.: 0-50469



                        Date of Report: January 22, 2009





                             GREENSHIFT CORPORATION
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             (Exact name of registrant as specified in its charter)


Delaware                                                           59-3764931
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(State of other jurisdiction of                                 (IRS Employer
incorporation or organization                               Identification No.)


One Penn Plaza, Suite 1612, New York, NY                                  10019
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(Address of principal executive offices)                             (Zip Code)


                                 (212) 994-5374
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               (Registrant's telephone number including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

__   Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

__   Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))
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ITEM 3.02         UNREGISTERED SALE OF EQUITY SECURITIES

During the period from January 2009 through March 5, 2009 GreenShift issued 55,211,905 shares of its common stock. There are now 150,356,886 shares of common stock outstanding.

The 55,211,905 shares were issued in separate transactions with three investors, each of whom exercised its right to convert derivative securities issued by GreenShift in prior periods. The issuances were exempt from registration under
Section 5 of the Securities Act by reason of Section 4(2) of said Act, as the investors were sophisticated, were given access to information about GreenShift, and had taken the securities for investment. There were no underwriters.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  March 6, 2009           GREENSHIFT CORPORATION

                                By: /s/ Kevin Kreisler
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                                        Kevin Kreisler
                                        Chief Executive Officer